CENTER COAST MLP FOCUS FUND

A series of the Investment Managers Series Trust

SUPPLEMENT DATED JANUARY 20, 2012

TO THE PROSPECTUS DATED DECEMBER 31, 2010, AND

SUMMARY PROSPECTUS DATED MARCH 16, 2011

Please file this Supplement with your records.

Effective March 29, 2012, the following replaces the section entitled “Investment Objective” on page 1 of the Prospectus and Summary Prospectus:

Investment Objective

The Center Coast MLP Focus Fund (the “Fund”) seeks maximum total return with an emphasis on providing cash distributions to shareholders.

Effective March 29, 2012, the following replaces the section entitled “Investment Objective” on page 7 of the Prospectus:

Investment Objective

The Center Coast MLP Focus Fund (the “Fund”) seeks maximum total return with an emphasis on providing cash distributions to shareholders. The investment objective is non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval, upon at least 60 days’ notice to shareholders.